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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Santa Fe Pacific Corporaton
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               (Name of Registrant as Specified In Its Charter)

                          Santa Fe Pacific Corporaton
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): (/1/)

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

      PROXYGRAM SERVICES
      600 EIGHTH AVENUE
      NEW YORK NY 10018

DAN BURCH
MACKENZIE PARTNERS INC.
156 FIFTH AVENUE
NEW YORK, NY 10010

CONFIDENTIAL IDENTIFICATION NUMBER:  123456789
(YOUR IDENTIFICATION NUMBER IS CONFIDENTIAL. IT IS TO ASSURE THE OPERATOR OF YOUR IDENTITY.)

                         SANTA FE PACIFIC CORPORATION
                              1700 EAST GOLF ROAD
                           SCHAUMBURG, IL 60173-5860

DEAR SHAREHOLDER:

AS YOU KNOW, WE ARE QUICKLY APPROACHING OUR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, FEBRUARY 7, 1995 AT WHICH TIME THE MERGER AGREEMENT BETWEEN SANTA FE PACIFIC AND BURLINGTON NORTHERN WILL BE VOTED UPON. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR THE MERGER.

SINCE THE TIME REMAINING BEFORE TUESDAY'S SPECIAL MEETING IS VERY SHORT, WE ARE PROVIDING YOU WITH THE OPPORTUNITY TO VOTE YOUR PROXY, OR TO CHANGE ANY PRIOR VOTE, BY TELEPHONE OR FACSIMILE. TO VOTE BY TELEPHONE FOLLOW THE INSTRUCTIONS ON THE FOLLOWING PAGE.

               DO NOT DELAY -- TIME IS SHORT, PLEASE VOTE TODAY!

YOU MAY ALSO SEND US YOUR VOTE BY FACSIMILE. PLEASE FAX BOTH SIDES OF YOUR SIGNED AND DATED WHITE PROXY CARD (WITH THE BLUE STRIPE) TO EITHER OF OUR PROXY SOLICITORS, D.F. KING & CO., INC. AT (212) 809-8839 OR MACKENZIE PARTNERS, INC. AT (212) 929-0308. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING, PLEASE CALL EITHER D.F. KING & CO., INC. AT (800) 697-6974 OR MACKENZIE PARTNERS, INC. AT (800) 322-2885.

THANK YOU FOR YOUR CONTINUED SUPPORT AND PATIENCE DURING THIS PROCESS.

SINCERELY,

ROBERT D. KREBS
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

     PROXYGRAM SERVICES
     600 EIGHTH AVENUE
     NEW YORK NY 10018

                       INSTRUCTIONS TO VOTE BY TELEPHONE

TO VOTE BY TELEPHONE, PLEASE FOLLOW THE 6 EASY INSTRUCTIONS BELOW:

TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW:

1. CALL TOLL-FREE 1-800-437-7699 ANYTIME, DAY OR NIGHT.

2. TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO ID NO. 3591, SANTA FE PACIFIC CORPORATION.

3. STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4. STATE YOUR CONFIDENTIAL IDENTIFICATION NUMBER AND NUMBER OF SHARES AS SHOWN
   BELOW:

   CONFIDENTIAL IDENTIFICATION NUMBER: 123456789
   NUMBER OF SHARES: 500

5. INSTRUCT THE OPERATOR HOW YOU WISH TO VOTE ON THE PROPOSAL.

6. BY GIVING THE INFORMATION CALLED FOR IN INSTRUCTIONS 3, 4 AND 5 ABOVE, YOU INDICATE YOUR PRESENT INTENTION TO AUTHENTICATE THE PROXYGRAM AS GENUINE AND EFFECTIVE, JUST AS IF YOU HAD ACTUALLY SIGNED AND RETURNED THE WHITE PROXY CARD WITH THE BLUE STRIP.

            YOU MUST GIVE THE OPERATOR YOUR CONFIDENTIAL ID NUMBER
                    FOR YOUR PROXYGRAM VOTE TO BE COUNTED!

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.